SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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
      (Name of Registrant as Specified In Its Charter)   Fidelity Commonwealth Trust

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            (Name of Person(s) Filing Proxy Statement,   Arthur S. Loring
            if other than the Registrant)    Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which

             transaction applies:



        (2)   Aggregate number of securities to which

              transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

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       previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


SPARTAN MARKET INDEX FUND
A FUND OF FIDELITY COMMONWEALTH TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Spartan Market Index Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Market Index Fund (the fund) will be held at the office of Fidelity Commonwealth Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 19, 1997, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1(a). To approve an amended Management Contract for the fund.

 1(a). To approve a new Sub-Advisory Agreement for the fund.

 2. To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.

 The Board of Trustees has fixed the close of business on September 22, 1997 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

    By order of the Board of Trustees,
    ARTHUR S. LORING, Secretary

September 22, 1997

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA



PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN MARKET INDEX FUND
TO BE HELD ON NOVEMBER 19, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Market Index Fund (the fund) and at any adjournments thereof (the Meeting), to be held on November 19, 1997 at 10:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 22, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, MANAGEMENT INFORMATION SERVICES CORP. (MIS) AND D.F. KING & CO. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $15,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $5,000. The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On July 31, 1997 there were 50,419,682 shares of the fund issued and outstanding. [INSERT BENEFICIAL OWNERSHIP LANGUAGE]. Shareholders of record at the close of business on September 22, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: APPROVAL OF PROPOSAL 1 THROUGH 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.








1. OVERVIEW OF PROPOSED APPOINTMENT OF BANKERS TRUST COMPANY AS SUB-ADVISOR FOR SPARTAN MARKET INDEX FUND
 FMR currently serves as the fund's manager under a management contract dated February 15, 1990 (the Present Management Contract). As manager, FMR's duties include managing the fund's investments, supervising relationships with other companies that provide the fund with services, and preparing general shareholder communications, all subject to the continuing oversight of the Board of Trustees. Other Fidelity companies maintain the fund's shareholder accounts, provide customer services, and handle the daily accounting of the fund's portfolio of investments. Custodial services, including safekeeping of the fund's cash and the securities it owns, are provided by a bank unaffiliated with Fidelity.
 In June 1997, FMR proposed to the fund's Trustees that a sub-advisor be appointed to handle the day-to-day management of the fund's investments and to provide custodial services. FMR recommended that these services be provided by Bankers Trust Company (BT), a major institutional money manager with substantial experience in index fund management. FMR made the proposals as part of its ongoing efforts to provide services to the fund efficiently and at low cost.
 Under the proposals, FMR would continue to serve as the fund's manager and investment advisor, but would delegate part of its duties to BT. As sub-advisor, BT would have day-to-day responsibility for managing the fund's investments in accordance with its policy of attempting to duplicate the performance of the Standard & Poor's 500 Index (the S&P 500(registered trademark)). BT would also provide custodial and securities lending services. FMR would be responsible for overseeing BT's performance and would retain its other management responsibilities, subject to oversight by the Board of Trustees. All other fund services, including shareholder account services, would be unchanged. The fund's current investment objectives and policies would be unchanged. FMR also proposed to modify the management fee arrangement between the fund and FMR to a fee structure standard for other Fidelity index funds.
 After consideration, the Trustees approved FMR's proposals in July 1997. BT's appointment as sub-advisor would involve additional changes to the fund's Present Management Contract with FMR, discussed in Proposal 1(a), and adoption of a new sub-advisory agreement with BT (the New Sub-Advisory Agreement), discussed in Proposal 1(b). The Trustees believe the proposals are in the best interests of the fund and its shareholders, and recommend that shareholders vote to approve the proposals. For additional information on the Board of Trustees' considerations, see "Matters Considered by the Board" on page 12.
 Proposals 1(a) and 1(b) are contingent on each other and will not be implemented unless both proposals are approved. The following pages discuss the sub-advisory arrangement as a whole, and provide information relevant to both proposals. Refer to each proposal for more detailed information on the terms of each contract.
 REASONS FOR PROPOSALS. FMR recommended appointment of a sub-advisor in order to reduce the costs of operating the fund. In April 1997, FMR voluntarily lowered the fund's operating expenses (with certain exceptions discussed below) to 0.19% of the fund's assets per year, and agreed to limit expenses to that level through December 31, 1999. The 0.19% expense level is lower than the all-inclusive management fee FMR is entitled to receive from the fund (0.45%). As a result, FMR is bearing substantially all fund operating costs. With an annual expense ratio of 0.19%, the fund is one of the lowest-cost index funds, and one of the lowest-cost mutual funds, in the United States.
 BT is a well-recognized institutional money manager, with over 20 years' experience in managing accounts or funds indexed to the S&P 500 and other indexes. As of June 30, 1997, BT and its affiliates managed more than $250 billion for mutual funds, pension funds and other institutions, including approximately $50 billion in assets indexed to the S&P 500. This represents almost three times the S&P 500 index assets under management by FMR and its affiliates as of the same date (approximately $17 billion). BT's commitment to the specialized area of index account management allows BT to provide index fund portfolio management services at a lower cost than FMR. (For more information about BT, refer to the section entitled "Activities and Management of Bankers Trust Company" beginning on page 17.) This is expected to have the effect of reducing the cost to FMR of providing investment management services and maintaining the fund's expenses at their current exceptionally low level.
 The table belows shows the average annual total returns of the [name of BT fund], [advised/sub-advised] by BT, over the past [1, 5, and 10 years/1 and 5 years and life of fund] for the period ending June 30, 1997, as compared to the S&P 500.
Fiscal periods ended   Past 1         Past 5         10 years/
June 30,1997           year           years          Life of fund A

BT Index Fund          %              %              %

S&P 500                %              %              %

A FROM _________________ (COMMENCEMENT OF OPERATIONS)
 [Name of BT fund] seeks to track, rather than beat, the performance of the S&P 500. This chart is for illustrative purposes only and is not meant to be representative of the future performance of the [name of BT fund] or the fund.
 PROPOSED MODIFICATIONS TO MANAGEMENT FEE STRUCTURE. [In recognition of these cost savings, FMR has agreed to reduce its management fee if the sub-advisory arrangements are approved.] [FMR has proposed to modify the management fee arrangement between the fund and FMR to a fee structure standard for other Fidelity index funds.] Under the Present Management Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.45% of the fund's average net assets, and FMR pays all of the fund's other expenses with certain exceptions. As discussed in Proposal 1(a), under the proposed management contract (the Amended Management Contract) the fund would pay FMR a 0.24% management fee that is not all-inclusive; the fund would pay separately for all of its other expenses. In addition, if the proposals are approved, FMR will voluntarily limit the total operating expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses) to 0.19% of the fund's average net assets through December 31, 1999 and to 0.41% of the fund's average net assets from December 31, 1999 through December 31, 2003. Because FMR is currently limiting the fund's expenses to 0.19% of the fund's assets per year through December 31, 1999, a level lower than the all-inclusive management fee, the proposed modification would not affect the fund's expenses at present. [However, it represents a reduction in the amount FMR would be entitled to receive for management services if the expense limit were to increase after December 31, 2003.] If FMR were to terminate the voluntary expense limitation after December 31, 2003, the fund's total operating expenses could exceed the fund's current all-inclusive management fee.
 SUB-ADVISORY FEES. BT's sub-advisory fees cover custodial services as well as portfolio management services. The majority of BT's fees, equal to 0.006% of the fund's average net assets, would be paid by FMR and would have no effect on the fund's expenses. However, BT would also receive fees based on a percentage of the fund's net income from lending portfolio securities, which would be payable by the fund. Under the proposals, BT would receive 40% of the net income from the fund's securities lending activities, and the fund would receive the remaining 60%. These fees would not be covered by FMR's voluntary expense limitation, and would represent additional expenses to the fund.
 Securities lending is a means of earning a modest amount of additional income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and pays the fund a fee for the loan that represents income to the fund or otherwise provides collateral that can be invested to earn income. Fidelity Service Company, Inc. (FSC) currently administers the fund's securities lending program. For the fiscal year ended April 30, 1997, FMR, under the all-inclusive management fee, did not incur any cost for securities lending processing for the fund.
 The amount of securities lending income that can be generated for the fund will depend on market conditions and other factors. While BT is very experienced in the area of securities lending and is expected to generate greater securities lending revenue than currently is produced by the fund, this still is likely to represent a small percentage of fund assets. In its fiscal year ended April 30, 1997, the fund did not earn any securities lending income. BT has estimated that the fund's income from securities lending (before fees) could equal approximately 0.005% of the fund's assets per year, in which case BT would receive 0.002% and the fund would retain the remaining 0.003%. The 0.002% paid to BT would represent additional fund expense above the 0.19% expense limitation. However, because the fees represent a percentage of net income, they would only be charged to the extent that the fund has earned additional income.
 IMPACT ON FUND EXPENSES. The top portion of following table illustrates the impact of the proposals on the expenses of the fund before the voluntary 0.19% expense limitation; the lower portion shows the amount of expenses reimbursed by FMR. All expenses are shown as annual percentages of the fund's average net assets.
                                              Current*         Proposed
                                                               *

Management Fee (before reimbursement)         0.45%            0.24%**

Other Expenses (before reimbursement)         0.00%            0.--%

Gross Expenses (before reimbursement)         0.45%            0.--%**

Expenses Reimbursed by FMR                    (0.26%)          (0.--%)

Total Operating Expenses (after               0.19%            0.19%**
reimbursement)

*Based on historical expenses for the fiscal year ended April 30, 1997. Proposed expenses based on terms of proposed contracts.
**Including sub-advisory fees equal to 40% of securities lending income, estimated at 0.002% (not visible due to rounding).
 Under the proposals, the management fee structure would be modified [and expenses reduced], as discussed in Proposal 1(a).
 These [proposed modifications] [expense reductions] currently benefit FMR, by reducing the costs of providing investment management services and maintaining the 0.19% expense limitation. [However, they also represent a reduction in the amount of fund expenses the fund could incur after December 31, 2003 if the expense limitations were to change.]
 The following table illustrates the impact of the proposals on the fund's expenses for the fiscal year ended April 30, 1997 after the effect of the voluntary 0.19% expense limitation. The current voluntary 0.19% expense limitation includes management fees but excludes, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses. All fees and expenses are expressed as a percentage of the fund's average net assets.
                                              Current         Proposed

Management Fee (before reimbursement)         0.19%           0.19%*

Other Expenses (before reimbursement)         0.00%           0.00%

Total Operating Expenses (after               0.19%           0.19%*
reimbursement)

*Including sub-advisory fees equal to 40% of securities lending income, estimated at 0.002% (not visible due to rounding).
 If the proposals are approved, FMR will voluntarily limit the total operating expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses) to 0.19% of the fund's average net assets through December 31, 1999 and to 0.41% of the fund's average net assets from December 31, 1999 through December 31, 2003.
 Based on data provided by Lipper Analytical Services, Inc. (Lipper), an independent service that monitors the mutual fund industry, the median management fee rate for index funds prior to any reimbursement arrangements was approximately 0.362% as of March 31, 1997. This comparative group comprises 27 funds and 46 classes included in the S&P 500 Index objective category, excluding funds with a master/feeder structure. This median rate is approximately 0.12% higher than the fee rate proposed under the Amended Management Contract and the New Sub-Advisory Agreement (0.242%, including estimated sub-advisory fees associated with securities lending expenses). The median total expense rate for these funds (after reimbursements) was approximately 0.445% for the same period. Based on the Amended Management Contract and the New Sub-Advisory Agreement (and assuming the current voluntary expense limitation is in effect), the total operating expenses of the fund (0.192%, including estimated sub-advisory fees associated with securities lending expenses) would be below the median.
1(A). TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the fund approve the Amended Management Contract. The Amended Management Contract allows for the appointment of BT as sub-advisor to the fund and modifies the management fee arrangement between the fund and FMR to make it consistent with the management fee arrangement between comparable Fidelity index funds and FMR.
 PROPOSED MODIFICATIONS TO THE MANAGEMENT FEE STRUCTURE. The fund's management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. Under the Present Management Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.45% of the fund's average net assets. FMR pays all of the fund's other expenses, with the following exceptions: taxes; brokerage fees and commissions; interest on the fund's borrowings, if any; the fees and expenses of the Independent Trustees; and such non-recurring expenses as may arise, including the costs of any litigation to which the fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. FMR also provides for, and bears the cost of, transfer agent, dividend disbursing services, and portfolio and general accounting record maintenance through FSC. The fund's management fee is reduced by the amount of compensation that the fund pays to the Independent Trustees.
 Under the Amended Management Contract, the fund would pay FMR a management fee at an annual rate of 0.24% of the fund's average net assets. Unlike the management fee under the Present Management Contract, the management fee under the Amended Management Contract would not be all-inclusive. Therefore, in addition to the management fee and the other expenses (listed above) for which the fund pays under the Present Management Contract, the fund would pay for its expenses including: legal and audit expenses; custodian, registrar, and transfer agent fees and expenses; the fees and expenses related to the registration and qualification of the trust and the fund's shares for distribution under state and federal securities laws; the expenses of printing and mailing notices and reports and proxy material to the fund's shareholders; all other expenses incidental to holding meetings of the fund's shareholders, including proxy solicitations therefor; a proportionate share of insurance premiums and Investment Company Institute dues; and the expenses of typesetting, printing, and mailing prospectuses and statements of additional information. Although the Amended Management Contract provides that the fund would pay the expenses of typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, if shareholders approve this proposal, pursuant to a transfer agent agreement with FSC, the fund would pay FSC for providing these services to shareholders of the fund. In addition, as described in Proposal 1(b), under the New Sub-Advisory Agreement the fund would pay a fee to BT fees equal to 40% of the fund's net securities lending income, estimated at 0.002% of average net assets of the fund.
 Currently, FMR voluntarily limits the total operating expenses (including management fees but excluding, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses) of the fund to 0.19% of the fund's average net assets. This agreement will continue through December 31, 1999, whether or not this proposal is approved. Approval of this proposal is not expected to result in a material change in the total operating expenses of the fund at this time because, the fund would continue to be subject to the same voluntary expense limitation. If this proposal and Proposal 1(b) are approved, sub-advisory fees associated with securities lending will not be subject to the voluntary expense limitation; these fees are estimated at 0.002% of average net assets of the fund. If the proposals are approved, FMR will voluntarily limit the total operating expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses) to 0.19% of the fund's average net assets through December 31, 1999 and to 0.41% of the fund's average net assets from December 31, 1999 through December 31, 2003. If FMR were to terminate either voluntary expense limitation after December 31, 2003, the fund's total operating expenses under the Amended Management Contract could exceed the fund's current all-inclusive management fee. Approval of the proposal would not change the fund's current investment objectives and policies or the investments of the fund. (For a comparison of current management fees and total expenses of the fund and such fees in the proposals are approved, see the introduction to the proposals.)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Management Contract, marked to indicate the proposed amendments, is supplied as Exhibit I on page 24. The proposed amendment would add a provision to expressly permit FMR to delegate investment advisory authority to an investment adviser, and modify the management fee structure, as described above. In all other respects, the Amended Management Contract is substantially identical to the Present Management Contract. (For a discussion of the fund's Present Management Contract, refer to the section entitled "Present Management Contract" beginning on page 18.)
 If approved by shareholders, the Amended Management Contract will take effect on December 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Management Contract is not approved, the Present Management Contract will continue in effect through July 31, 1998, and thereafter subject to the same requirements for continuance as the Amended Management Contract.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure and the exclusion of the sub-advisory fees paid by the fund from the voluntary expense limitation are fair and reasonable and (ii) that the proposed modifications to the management fee structure and the modification permitting FMR to delegate investment management authority are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Management Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Management Contract.
Approval of the proposed Amended Management Contract is contingent upon shareholder approval of the proposed new Sub-Advisory Agreement (see Proposal 1(b)).
1(B). TO APPROVE NEW SUB-ADVISORY AGREEMENT FOR THE FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, the New Sub-Advisory Agreement.
 Under the New Sub-Advisory Agreement, BT would be appointed sub-advisor to the fund and authorized, subject to the supervision and direction of the Board of Trustees and/or FMR, to make investment decisions for the fund, place orders to buy, sell and lend the fund's investments, vote the fund's portfolio securities, and manage the fund in accordance with its current investment objectives and policies. In addition, BT would serve as custodian to the fund. FMR, the current investment manager to the fund, will continue as investment manager.
 Under the New Sub-Advisory Agreement, FMR, not the fund, would pay BT fees for providing investment management, securities lending and custodial services to the fund at an annual rate of 0.006% of the fund's average net assets. In addition, the fund would pay BT a sub-advisory fee equal to 40% of net income from the fund's securities lending program (estimated at 0.002% of average net assets of the fund). If the proposal is approved, FSC will no longer administer the fund's securities lending program. For the fiscal year ended April 30, 1997, FMR, under the all-inclusive management contract, did not incur any cost for securities lending processing for the fund. For custodial services to the fund for the fiscal year ended April 30, 1997, FMR, under the all-inclusive management contract, paid $___ (0.___% of average net assets) to Brown Brothers Harriman & Co., the fund's custodian.
 Currently, FMR voluntarily limits the total operating expenses (including management fees but excluding, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses) of the fund to 0.19% of the fund's average net assets. This agreement will continue through December 31, 1999, whether or not this proposal is approved. Approval of this proposal is not expected to result in a material change in the total operating expenses of the fund at this time because, the fund would continue to be subject to the same voluntary expense limitation. If this proposal and Proposal 1(a) are approved, sub-advisory fees associated with securities lending will not be subject to the voluntary expense limitation; these fees are estimated at 0.002% of average net assets of the fund. If the proposals are approved, FMR will voluntarily limit the total operating expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and other transaction costs or extraordinary expenses) to 0.19% of the fund's average net assets through December 31, 1999 and to 0.41% of the fund's average net assets from December 31, 1999 through December 31, 2003. If FMR were to terminate either voluntary expense limitation after December 31, 2003, the fund's total operating expenses could exceed the fund's current all-inclusive management fee. Approval of the proposal would not change the fund's current investment objectives or policies or the investments of the fund. (For a comparison of the current management fees and total expenses of the fund and such fees if the proposals are approved, see the introduction to the proposals.)
 A copy of the New Sub-Advisory Agreement is supplied as Exhibit II on page
29. If approved by shareholders, the New Sub-Advisory Agreement will take effect on December 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the New Sub-Advisory Agreement is not approved, FMR will continue to manage the fund under the Present Management Contract.
 BT, a New York banking corporation with principal offices in New York, is a wholly owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. (For more information about BT, refer to the section entitled "Activities and Management of Bankers Trust Company" beginning on page 17).
 The New Sub-Advisory Agreement would be terminable on 60 days' written notice by the Board of Trustees, FMR or BT and would terminate automatically in the event of its assignment.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the New Sub-Advisory Agreement is in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the New Sub-Advisory Agreement to shareholders of the fund and recommends that shareholders of the fund vote FOR the New Sub-Advisory Agreement.
Approval of the proposed New Sub-Advisory Agreement is contingent upon shareholder approval of the proposed Amended Management Contract (see Proposal 1(a)).
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Trustees who are not "interested persons" of the trust, FMR or BT (the Independent Trustees), believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposals to present the Amended Management Contract and the New Sub-Advisory Agreement to shareholders were considered and approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 17, 1997 and were also considered by the Board on June 19, 1997. The Board of Trustees received materials relating to the Amended Management Contract and the New Sub-Advisory Agreement in advance of the meetings at which the Amended Management Contract and the New Sub-Advisory Agreement were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 The Board of Trustees was informed that FMR recommended that a sub-advisor be appointed to manage the fund's investments and provide custodial services to the fund. The Trustees were informed that FMR had considered and reviewed fee proposals from index fund providers, including BT, and that FMR recommended that BT be appointed as a sub-advisor to the fund.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive and review materials specifically relating to the fund's management contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and the appropriate index, (ii) sales and redemption data, and (iii) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material factors such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees and in connection with the Trustee's review of the fund's management fee structure, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees of FMR funds, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Management Contract and the New Sub-Advisory Agreement, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of the appropriate index. The Board of Trustees and the Independent Trustees considered the ability of the fund to comply with its investment restrictions under the proposed sub-advisory arrangements with BT.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 BT'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees have reviewed information concerning the fund's proposed sub-advisor, Bankers Trust Company. Among other things they considered BT's organization and portfolio management techniques, experience managing index fund accounts, level of index fund assets under management, investment performance, index fund investment management techniques, trading practices, securities lending program, compliance procedures, proxy voting procedures and custodian activities and foreign subcustodian networks. The Board of Trustees and the Independent Trustees reviewed the BT proposal for sub-advisory arrangements and a competing proposal.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Management Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping. The Board of Trustees and the Independent Trustees also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

 3. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are currently expected to serve as a principal option for cash investment for the fund. In addition, Bankers Trust Company (BT) has filed, or will be filing, with the SEC an application for an exemptive order which would permit the fund, along with other funds where the securities lending program is administered by BT, to invest cash collateral from securities loans in a money market fund managed by BT. In addition, assuming any necessary regulatory or exemptive relief is available, it may be more efficient for BT to manage the Fund's cash positions by investing cash in one of its money market funds pending investment in stocks. In either case, the fund expects that it will use a money market fund managed by BT if there are no duplicative costs or material increases in the fund's expenses. FMR anticipates that it will use the BT money market fund if it will benefit the fund by reducing costs and/or provide greater returns on the cash collateral from the funds securities lending program or temporary investments of cash.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Spartan Market Index Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit III beginning on page 45.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison, Richard A. Silver, Leonard M. Rush, William J. Hayes, and Jennifer Farrelly are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Rathgeber***, Mr. Rush, and [PORTFOLIO MANAGER(S) IF NOT A STOCKHOLDER - CALL A PROXY COORDINATOR FOR THIS INFORMATION], all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period May 1, 1996 through July 31, 1997, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF BANKERS TRUST COMPANY
 BT, a New York banking corporation with principal offices at 130 Liberty, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT with approximately $227 billion in assets under management globally. Of that total, approximately $82 million are in United States equity index assets. When bond and international funds are included, BT manages over $94 billion in total index assets. This makes BT one of the nation's leading managers of index funds.
 Information regarding the advisory or sub-advisory fees, net assets, and total expenses of funds with investment objectives similar the fund and advised or sub-advised by BT is contained in Exhibit II beginning on page 29.
 The name, address and principal occupation of each Director and the principal executive officer of BT is provided on Exhibit II beginning on page 29.
 No officer or trustee of the fund is an officer, employee or director of BT. [No officer or trustee of the fund owns any securities of, or has any other material direct or indirect interest in, BT or any of its affiliates. During the period May 1, 1996 through June 30, 1997, no material transactions were entered into by any trustee of the fund to which BT or any of its affiliates is or was a party.] There is no arrangement or understanding in connection with the New Sub-Advisory Agreement with respect to the composition of the Board of Trustees of the fund or of BT or with respect to the selection or appointment of any person to any office of either BT or the fund.
 Payments [were/were not] made to BT or affiliates by the fund in last fiscal year [in the amount of $______].
 [BT has been advised by counsel that BT currently may perform the services for each fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.]
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the Trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. [Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 1.]
 FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through Fidelity Service Company, Inc. (FSC), an affiliate of FMR.
 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated February 15, 1990, which was approved by shareholders on September 19, 1990. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of 0.45% of average net assets of the fund throughout the month. Fees received by FMR, after voluntary reimbursement and reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended April 30, 1997 from the fund were $6,527,742.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
 During fiscal 1997, FMR voluntarily agreed to reimburse the fund to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.19% of average net assets of the fund. If this reimbursement had not been in effect, for fiscal 1997, FMR would have received fees amounting to $6,712,742 which would have been equivalent to 0.45% of average net assets of the fund (after reduction for compensation to the non-interested Trustees).
PORTFOLIO TRANSACTIONS
 Currently, all orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 Currently, FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 1997 the fund paid brokerage commissions of $483 to NFSC and $0 to FBS. During fiscal 1997, this amounted to approximately 0.96% and 0.00%, respectively, of the aggregate brokerage commissions paid by the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT I
FORM OF MANAGEMENT CONTRACT
 The language to be added to the current contract is ((underlined)) and material to be deleted is set forth in [brackets].

MANAGEMENT CONTRACT
BETWEEN
FIDELITY COMMONWEALTH TRUST
SPARTAN MARKET INDEX FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] ((Modification)) made this [15th]((1st)) day of [February]((December)) [1990,]((1997,)) by and between Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Market Index ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, ((any sub-advisors, ))custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  [(c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.]
  [(d)](((c))) The [Adviser]((Adviser,)) shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management [fee, payable monthly as soon as practicable after the]((fee)) [last day of each month,]at the annual rate of [.45%]((0.24%)) of the average daily net assets of the Portfolio (computed in the manner set forth in the [Fund's]Declaration of Trust) throughout the month; provided that [the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser. In]((in)) the case of initiation or termination of [this]((the)) Contract during any month, the fee ((for that month)) shall be reduced proportionately ((on)) [based]((the basis)) [on]((of)) the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. ((It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))
 [4].((5.)) The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 ((6. Subject to the prior written approval of the Trustees of the Trust, satisfaction of all applicable requirements under the 1940 Act, and such other terms and conditions as the Trustees may impose, the Advisor may appoint (and may from time to time remove) one or more unaffiliated persons as agent to perform any or all of the services specified hereunder and to carry out such provisions of this Agreement as the Advisor may from time to time direct and may delegate to such unaffiliated persons the authority vested in the Advisor pursuant to this Agreement to the extent necessary to enable such persons to perform the services of such person by the Advisor, provided however, that the appointment of any such agent shall not relieve the Advisor of any of its liabilities hereunder.))
 [5.]((7.)) (a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph[5.]((7.,)) this Contract shall continue in force until July 31, [1990]((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [5,]((7,)) the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 [6.]((8.)) The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
 ((9. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provision thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT II
SUBADVISORY AGREEMENT
 This Agreement is entered into as of the ___ day of _____, 1997, among [________] Trust, a Massachusetts business trust (the "Trust"), on behalf of [______ Fund], a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").
 WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated July __, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and
 WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and
 WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;
 NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
I.  APPOINTMENT OF SUBADVISER; COMPENSATION
 1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.
 1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.
 (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.
 1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this
Section 1.3 to perform any or all of the proxy voting services contemplated hereby.
 1.4  Governing Documents.  Manager will provide Subadviser with copies of
(i) the Trust's Declaration of Trust and By-laws, as currently in effect,
(ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.
 1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.
 1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.
II.  SERVICES TO BE PERFORMED BY SUBADVISER
 2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:
 (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of Article III hereof;
 (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;
 (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and
  (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.
 (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion.
The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.
 2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).
 (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.
 (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.
 (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.
 (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.
III.  SECURITIES LENDING
 3.1. Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.
 3.2. Indemnification. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, provided that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.
 (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.
 (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by
(A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.
 3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.
 3.4. Subadviser's Relationships with Borrowers. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.
 3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.

IV.  COMPLIANCE; CONFIDENTIALITY
 4.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.
 (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.
 4.2 Confidentiality. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.
V.  LIABILITY OF SUBADVISER
 5.1 Liability; Standard of Care. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.
 5.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.
 (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.
VI.  SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE
 6.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.
 6.2 Expenses. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser;
(iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.
 6.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.
VII.  CONFLICTS OF INTEREST
 7.1 Conflicts of Interest. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.
VIII.  REGULATION
 8.1 Regulation. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.
IX.  DURATION AND TERMINATION OF AGREEMENT
 9.1 Effective Date; Duration; Continuance. (a) This Agreement shall become effective on _________, 1997.
 (b) Subject to prior termination pursuant to Section 9.2 below, this Agreement shall continue in force until July 31, 1998, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.
 (c) The required shareholder approval of this Agreement or any continuance of this Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.
 9.2 Termination and Assignment. This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty,
(i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.
 (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.
 9.3 Definitions. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended.
X.  REPRESENTATIONS, WARRANTIES AND COVENANTS
 10.1 Representations of the Portfolio. The Trust, on behalf of the Portfolio, represents and warrants that:
 (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;
 (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;
 (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;
 (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
 (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.
 10.2 Representations of the Manager. The Manager represents, warrants and agrees that:
 (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;
 (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");
 (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract.
 (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;
 (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
 (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.
 10.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:
 (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;
 (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202 (a) (2) of the Advisers Act.
 (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;
 (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
 (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.
 10.4 Covenants of the Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:
 (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;
 (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;
 (iii)  any event that would constitute a change in control of Subadviser;
 (iv)  any change in the portfolio manager of the Portfolio; and
 (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.
 (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.
XI.  MISCELLANEOUS PROVISIONS
 11.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public without prior review and approval by Subadviser, which approval will not be unreasonably withheld or delayed.
 11.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public without prior review and approval by Manager, which approval will not be unreasonably withheld or delayed.
 11.3 Amendments. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.
 11.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.
 11.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.
 11.6 Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.
 11.7 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
 11.8 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.
 11.9 Limitation of Liability. The Declaration of Trust establishing the Trust, dated __________, a copy of which, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.
[SIGNATURE LINES OMITTED]
APPENDIX A
 Pursuant to Section 1.6 of the Subadvisory Agreement among [__________] Trust (the "Trust"), on behalf of [__________ Fund] (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:
 1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.0X% (X basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.
 Subadviser's fee shall be computed monthly, and within [twelve] business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
 Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.
 2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:
(A) LOANS COLLATERALIZED BY CASH. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to
(I) the income earned by the Portfolio from investing such cash collateral during such month, plus (II) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (III) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.
(B) LOANS COLLATERALIZED BY SECURITIES. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (I) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (II) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.
(C) SUBSTITUTE PAYMENTS. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (I) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (II) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference
The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within [twelve] business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.
Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.

     EXHIBIT III
BANKERS TRUST COMPANY - DIRECTORS
Name                   Principal Occupation       Business Address

George B. Beitzel      Director of Various        29 King Street
                       Corporations               Chappaqua, NY
                                                  10514-3432

Phillip A. Griffiths   Director, Institute for    Institute for Advanced
                       Advanced Study             Study
                                                  Olden Lane
                                                  Princeton, NJ 08540

William R. Howell      Chairman Emeritus,         J.C. Penney Company, Inc.
                       J.C. Penney                P.O. Box 10001
                       Company, Inc.              Plano, TX 753001-0001

Vernon E. Jordan,      Senior Partner, Akin,      Akin, Gump, Strauss,
Jr.                    Gump, Strauss,             Hauer & Feld, LLP
                       Hauer & Feld, LLP          1333 New Hampshire Ave.
                                                  NW
                                                  Suite 400
                                                  Washington, DC 20036

Hamish Maxwell         Retired Chairman           Philip Morris Companies
                       and Chief Executive        Inc.
                       Officer, Philip Morris     100 Park Ave. - 10th Flr.
                       Companies, Inc.            New York, NY 10017

Frank N. Newman        Chairman of the            Bankers Trust Company
                       Board, Chief               130 Liberty Street
                       Executive Officer          New York, NY 10006
                       and President,
                       Bankers Trust
                       Company and
                       Bankers Trust New
                       York Corporation

N.J. Nicholas Jr.      Investor                   15 West 53rd Street #34F
                                                  New York, NY 10019

Russell E. Palmer      Chairman and Chief         The Palmer Group
                       Executive Officer,         3600 Market Street, Suite
                       The Palmer Group           530
                                                  Philadelphia, PA 19104

Donald L. Staheli      Chairman of the            Bankers Trust Company
                       Board and Chief            c/o Office of the Secretary
                       Executive Officer          130 Liberty Street,
                       (Retired),                 MS2310
                       Continental Grain          New York, NY 10006
                       Company

Patricia Carry         Former Vice                Bankers Trust Company
Stewart                President, The Edna        c/o Office of the Secretary
                       McConnell Clark            130 Liberty Street,
                       Foundation                 MS2310
                                                  New York, NY 10006

George J. Vojta        Vice Chairman of           Bankers Trust Company
                       the Board, Bankers         130 Liberty Street
                       Trust Company and          New York, NY 10006
                       Bankers Trust New
                       York Corporation

Paul A. Volcker        Director of Various        599 Lexington Avenue
                       Corporations               40th Floor
                                                  New York, NY 10022


EXHIBIT IV
[TABLE WILL BE UPDATED IN A SUBSEQUENT FILING]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                          FISCAL         AVERAGE         RATIO OF NET                    RATIO OF
OBJECTIVE AND FUND                  YEAR END (A)   NET ASSETS      ADVISORY FEES                   EXPENSES TO
                                                   (MILLIONS)(B)   TO AVERAGE                      AVERAGE NET
                                                                   NET ASSETS                      ASSETS (C)
                                                                   PAID
                                                                   TO FMR (C)

GROWTH AND
INCOME

Variable Insurance
Products:

 Equity-Income                       12/31/93      $ 952.1                          0.53%                         0.62%

Variable Insurance
Products II:

 Index 500                           12/31/93       20.8                            -*                            0.28*

Equity-Income ((pound))              1/31/94        6,040.5                         0.38                          0.66

Real Estate ((pound))                1/31/94        417.9                           0.63                          1.13*

Utilities Fund((pound))((psi))     1/31/94        1,394.4                         0.53                          0.86*

U.S. Equity Index                    2/28/94        1,647.0                         -*                            0.28*

Market Index                         4/30/94        300.9                           0.45                          0.45

Fidelity Fund ((pound))              6/30/94        1,545.0                         0.41                          0.65*

Balanced ((pound))                   7/31/94        4,835.3                         0.52                          1.01*

Dividend Growth ((pound))            7/31/94        74.0                            0.67                          1.40*

Global Balanced                      7/31/94        322.0                           0.77                          1.67*
((rex-all))

Growth & Income                      7/31/94        7,818.3                         0.52                          0.82*

Puritan ((pound))                    7/31/94        9,378.9                         0.53                          0.79*

Advisor Income &                     10/31/94       2,556.9                         0.52                          1.58*
Growth - Class A

International Growth                 10/31/94       1,327.7                         0.77                          1.21
& Income ((sigma))

Advisor Equity
Portfolio Income :

  Class A ((pound))                  11/30/94       88.6                            0.50                          1.64*

  Class B ((pound))                  11/30/94**     15.7                            0.50                          2.18(dagger)*

Institutional Class                  11/30/94       183.2                           0.50                          0.71*
((pound))

Convertible                          11/30/94       974.5                           0.52                          0.85*
Securities ((pound))

Equity-Income II ((pound))           11/30/94       6,253.8                         0.52                          0.81*

Congress Street                      12/31/93       63.4                            0.46                          0.61

Contrafund ((pound))                 12/31/93       4,138.1                         0.69                          1.06*

Exchange                             12/31/93       187.7                           0.54                          0.57

Trend ((pound))                      12/31/93       1,296.7                         0.65                          0.92*

Variable Insurance
Products:

 Growth                              12/31/93       1,016.0                         0.63                          0.71

 Overseas ((sigma))                  12/31/93       398.7                           0.77                          1.03

Mid-Cap Stock ((pound))              1/31/95**      46.1                            0.62(dagger)                  1.61(dagger)*



(a) All fund data are as of the fiscal year end noted in the chart or as of November 30,1994, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(d) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which certain portfolio trades have been directed. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((psi)) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio. Effective August 3, 1994, Utilities Income Fund and Select Utilities Portfolio have been renamed to Utilities Fund and Utilities Growth Portfolio, respectively.

Vote this proxy card TODAY!  Your prompt response will
save Fidelity Management & Research Company the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY COMMONWEALTH TRUST:  SPARTAN MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Spartan Market Index Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 19, 1997 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315912204/fund# 317

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1(a).   To approve an amended management contract for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1(a).
        fund.

1(b).   To approve a new sub-advisory agreement for the      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1(b).
        fund.

2.      To amend the fund's fundamental investment           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        limitation concerning diversification to exclude
        securities of other investment companies from the
        limitation.




SMI-PXC-0997    cusip # 315912204/fund# 317